Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report on Form 20-F of Manchester United plc (the “Company”) for the fiscal year ended 30 June 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cliff Baty, Chief Financial Officer of the Company and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(i)
The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 23 October 2020
By:	/s/ Cliff Baty Cliff Baty Chief Financial Officer (Principal Financial Officer)